SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 22, 2001
(Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            333-36244                 41-1808858
--------                            ---------                 ----------
(State or Other Juris-             (Commission               (I.R.S. Employer
diction of Incorporation)         File Number)            Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



Exhibit No.                Description

           25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES II, INC.

                                   By:  /s/Lisa Lundsten
                                   Name:  Lisa Lundsten
                                   Title: Managing Director




Dated: March 22, 2001

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                                  EXHIBIT INDEX



        Exhibit
        Number               Description

25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee


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